FIFTH AMENDMENT TO LOAN AGREEMENT


       THIS FIFTH AMENDMENT TO LOAN AGREEMENT (the "Amendment"), executed on August 14, 1996, but effective as of June 30, 1996, is between EL CHICO RESTAURANTS, INC., a Texas corporation ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (successor by merger to Texas Commerce Bank, National Association), a national banking association ("Lender").

                         RECITALS:

       A. Borrower and Lender have entered into that certain Loan Agreement dated as of September 21, 1993, as amended by that certain First Amendment to Loan Agreement dated as of January 20, 1994, as further amended by that certain Second Amendment to Loan Agreement dated as of August 18, 1994, as further amended by that certain Third Amendment to Loan Agreement dated as of December 21, 1994, and as further amended by that certain Fourth Amendment to Loan Agreement dated as of February 15, 1996 (such Loan Agreement, as so amended, is hereinafter referred to as the "Agreement").

       B. Pursuant to the Agreement, El Chico Corporation of Oklahoma, Inc., an Oklahoma corporation ("Oklahoma"), El Chico Realty Corporation, a Texas corporation ("Realty"), Southwest Cafes of Tennessee, Inc., a Tennessee corporation ("Tennessee"), El Chico Service Company, a Delaware corporation ("Service"), Texas El Chico Restaurants, L.P., a Delaware limited partnership (the "Partnership", and together with Oklahoma, Realty, Tennessee and Service, collectively the "Guarantors" and each a "Guarantor"), each executed a Guaranty Agreement (collectively, the "Guaranties" and each a "Guaranty") which guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

       C. Borrower and Lender now desire to amend the Agreement as herein set forth.

       NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                         ARTICLE I

                        Definitions

       Section 1 Definitions.   Capitalized terms used in this
   Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                         ARTICLE II

                         Amendments

       Section 1 Amendment to Definition of Eurodollar Rate Margin. Effective as of June 30, 1996, the definitions of "Eurodollar Rate Margin" and "Prime Rate Margin" set forth in Section 1.01 of the Agreement are hereby amended to read in their respective entireties as follows:

            "Eurodollar Rate Margin" means: (a) three-quarters of one percent (.75%) at all times when the Coverage Ratio is greater than 1.8 to 1.0, and (b) one and three-quarters of one percent (1.75%) at all times when the Coverage Ratio is less than or equal to 1.8 to 1.0; provided, however, that in the event the Coverage Ratio for either or both of the quarters ending September 30, 1996 or December 31, 1996 is less than or equal to 1.8 to 1.0 but Net Income for the two-quarter period ending December 31, 1996 is greater than $2,500,000, the Eurodollar Rate Margin shall be three-quarters of one percent (.75%) commencing on the date the compliance certificates for the quarter ending December 31, 1996 are delivered to Lender, as required by Section 9.01(c). Each change in the Eurodollar Rate Margin shall be effective on the date the relevant compliance certificate is delivered to Lender as required by Section 9.01(c), provided that if any such compliance certificate is not delivered to Lender by the date required by Section 9.01(c), the Eurodollar Rate Margin shall be one and three-quarters of one percent (1.75%) until Borrower delivers the required compliance certificate to Lender.

            "Prime Rate Margin" means: (a) zero percent (0%) at all times when the Coverage Ratio is greater than 1.8 to 1.0, and (b) one-half of one percent (.50%) at all times when the Coverage Ratio is less than or equal to 1.8 to 1.0; provided, however, that in the event the Coverage Ratio for either or both of the quarters ending September 30, 1996 or December 31, 1996 is less than or equal to 1.8 to 1.0 but Net Income for the two quarter period ending December 31, 1996 is greater than $2,500,000, the Prime Rate Margin shall be zero percent (0%) commencing on the date the compliance certificates for the quarter ending December 31, 1996 are delivered to Lender, as required by Section 9.01(c). Each change in the Prime Rate Margin shall be effective on the date the relevant compliance certificate is delivered to Lender as required by Section 9.01(c), provided that if any such compliance certificate is not delivered to Lender by the date required by Section 9.01(c), the Prime Rate Margin shall be one-half of one percent (.50%) until Borrower delivers the required compliance certificate to Lender.

       Section 2 New Definitions.  Effective as of June 30, 1996,
   Section 1.01 of the Agreement is hereby amended to add the following definitions of "Net Income" and "Specified Quarters", which shall read in their respective entireties as follows:

            "Net Income" means net income of Borrower and the Subsidiaries on a consolidated basis, determined in accordance with GAAP, provided that for the quarter ended June 30, 1996, Net Income shall be calculated without taking into account the special charge for restructure or impairment taken for that quarter.

            "Specified Quarters" means Borrower's fiscal quarters ending June 30, 1996, September 30, 1996, December 31, 1996 and March 31, 1997.

       Section 3 Amendment to Section 11.02. Effective as of June 30, 1996, Section 11.02 of the Agreement is hereby amended to read in its entirety as follows:

            Section 11.02.  Coverage Ratio; Minimum Net Income.

                 (a) The Borrower will at all times, except for the Specified Quarters, maintain a Coverage Ratio of not less than 1.5 to 1.0 for each twelve (12) month period ending on the last day of a fiscal quarter of Borrower.

                 (b) As of the end of each Specified Quarter, Borrower will not permit the average amount of Net Income for such Specified Quarter and the previous Specified Quarters (if any) then ended to be less than $795,000. The average amount of Net Income for each Specified Quarter shall be calculated as follows: (a) the sum obtained by adding together the Net Income for each Specified Quarter then ended, divided by (b) the number of Specified Quarters then ended.

       Section 4 Amendment Regarding Compliance Certificate. Effective as of June 30, 1996, subsection (c) of Section 9.01 of the Agreement is hereby amended to add the following clause to the end thereof, which clause shall read in its entirety as follows:

       ; and the Borrower shall also furnish to the Lender a compliance certificate in the form of Exhibit "G-1" for each of the Specified Quarters to demonstrate compliance with the minimum Net Income requirement of Section 11.02, in addition to the compliance certificate in the form of Exhibit "G" to demonstrate compliance with the covenants addressed therein;

       Section 5 Exhibit "G-1". Effective as of June 30, 1996, the Agreement is hereby amended to add Exhibit "G-1" thereto, which shall read in its entirety as set forth on Annex I hereto.

                            ARTICLE III

                        Conditions Precedent

       Section 1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Borrower shall have paid to Lender on or before the date hereof an amendment fee in the amount of $10,000;

            (b) Borrower shall have delivered to Lender a certificate of the chief executive officer, the chief financial officer or the treasurer of the Borrower, in form and substance satisfactory to Lender, showing in reasonable detail the calculations demonstrating compliance with the covenant contained in Section 11.02 of the Agreement, as amended hereby, for the Borrower's fiscal quarter ending June 30, 1996.

            (c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof; and

            (d)  No Default shall have occurred and be continuing.

                         ARTICLE IV

       Ratifications, Representations and Warranties

       Section 1 Ratifications.   The terms and provisions set forth in
   this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, each of the other Loan Documents, and the obligations, indebtedness and liabilities of Borrower thereunder are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby, each of the other Loan Documents, and the obligations, indebtedness and liabilities of Borrower thereunder shall continue to be legal, valid, binding and enforceable in accordance with its terms.

       Section 2 Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and each Guarantor and will not violate the articles of incorporation or bylaws of Borrower or any Guarantor, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (iii) no Default has occurred and is continuing.

                              ARTICLE V

                            Miscellaneous

       Section 1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

       Section 2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

       Section 3 Expenses of Lender.  As provided in the Agreement,
   Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Lender's legal counsel.

       Section 4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

       Section 5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

       Section 6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

       Section 7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

       Section 8 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

       Section 9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

       Section 10 Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

       Section 11 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.
   THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

       EXECUTED as of the date first written above.

                              Borrower:

                              EL CHICO RESTAURANTS, INC.



                              By:  /s/Lawrence E. White
                                   --------------------------
                                   Lawrence E. White
                                   Executive Vice President and
                                   Chief Financial Officer



                              By:  /s/John A. Cuellar
                                   --------------------------
                                   John A. Cuellar
                                   Senior Vice President and
                                   General Counsel

                              Lender:

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION



                              By:  /s/R. Britt Langford
                                   --------------------------
                                   R. Britt Langford
                                   Senior Vice President

Each of the undersigned Guarantors hereby consents and agrees to this Amendment and agrees that its Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms. Each of the undersigned Guarantors represents and warrants to the Lender that the representations and warranties set forth in Section 4.2 of this Amendment are true and correct in all respects.

                              Guarantors:

                              EL CHICO CORPORATION OF
                              OKLAHOMA, INC.



                              By:  /s/Susan R. Holland
                                   --------------------------
                             Name: Susan R. Holland
                            Title: President


                              EL CHICO REALTY CORPORATION


                              By:   /s/Lawrence E. White
                                    --------------------------
                              Name: Lawrence E. White
                             Title: Vice President


                              SOUTHWEST CAFES OF TENNESSEE, INC.



                              By:   /s/Susan R. Holland
                                    --------------------------
                              Name: Susan R. Holland
                             Title: President


                              EL CHICO SERVICE COMPANY



                              By:   John A. Cuellar
                                    --------------------------
                              Name: John A. Cuellar
                             Title: President

                              TEXAS EL CHICO RESTAURANTS, L.P.

                              By:  EL CHICO SERVICE COMPANY



                                        By:  /s/John A. Cuellar
                                             --------------------
                                             Name: John A. Cuellar
                                             Title: President

FILE: 5THAMD
081496 v8
147:13312-67

                            ANNEX I

                         EXHIBIT "G-1"

     Additional Compliance Certificate for Specified Quarters

         ADDITIONAL COMPLIANCE CERTIFICATE FOR SPECIFIED QUARTERS

   TO:    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
          2200 Ross Avenue
          Post Office Box 660197
          Dallas, Texas   75266-0197
          Attention.:  R. Britt Langford

   Gentlemen:

     The undersigned is the chief executive officer or the chief financial officer of EL CHICO RESTAURANTS, INC., a Texas corporation (the "Borrower"), and is authorized to make and deliver this certificate pursuant to that certain Loan Agreement dated as of September 21, 1993, between the Borrower and Texas Commerce Bank National Association (successor by merger to Texas Commerce Bank, National Association), a national banking association (the "Lender") (such Loan Agreement, as the same has been or may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein.

     In connection with the foregoing and pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certifies to the Lender that the statements made herein are true and correct and that the information set forth below is true and correct based upon the financial statements delivered herewith as of the last day of the fiscal quarter next preceding the date of this certificate:

     (a)  Net Income as of ____________, 19___ $___________
     (b)  Aggregate amount of Net Income for all Specified Quarters previously ended . . . . . . . . . . $___________
     (c)  Sum of line (a) plus line (b). . . . $___________
     (d)  Line (c) divided by number of Specified Quarters ended prior to the date hereof . . . . . . $___________
     (e)  Minimum average Net Income required by Section 11.02
          of Loan Agreement. . . . . . . . . . . . $795,000

     Attached hereto are additional calculations of the foregoing in such detail as the Lender may require. The undersigned hereby certifies that the above information and related calculations are true and correct and not misleading as of the date hereof, and that no Default or Event of Default has occurred and is continuing.

                                       BORROWER:

                                       EL CHICO RESTAURANTS, INC.


                                       By: ________________________
                                            Name:
                                            Title:

Dated as of:  _________________